FORM 8-K
                                 CURRENT REPORT



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



       Date of Report (Date of earliest event reported): February 19, 2004
                                                         -----------------



                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)




           California                  001-13122              95-1142616
-----------------------------------   ------------         ----------------
  (State or other jurisdiction of     (Commission          (I.R.S. Employer
  incorporation or organization)      File Number)         Identification No.)




                       350 South Grand Avenue, Suite 5100
                          Los Angeles, California 90071
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (213) 687-7700
         --------------------------------------------------------------
                               (Telephone number)



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. No financial
             -------------------------------------------
statements are required to be filed under applicable rules.

         (b) Pro Forma Financial Information. No pro forma financial information
             -------------------------------
is required under applicable rules.

         (c) Exhibits.
             --------

                99.1       Press Release of the Company dated February 19, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Registrant's related press release dated February 19, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANCE STEEL & ALUMINUM CO.



Dated:  February 19, 2004                   By:  /s/ Karla  Lewis
                                                 -------------------------------
                                                   Karla Lewis
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


99.1     Press Release of the Company dated February 19, 2004